AGREEMENT REGARDING INITIAL EXERCISE PRICE


         Reference is hereby made to that certain Common Stock Purchase Warrant dated June 8, 1999 (the "Warrant"), relating to the right to purchase shares of the common stock, $0.01 par value, of Hallwood Energy Corporation, a Delaware corporation (the "Company"), and issued to The Prudential Insurance Company of America ("Prudential"). Pursuant to the provisions of section 1A of the Warrant, the Company and Prudential agree that the Initial Exercise Price (as defined in the Warrant) has been determined as provided in such section 1A and is $__________.


June   , 1999


                                            HALLWOOD ENERGY CORPORATION



                                            By:   /s/ Cathleen M. Osborn
                                            Name:   Cathleen M. Osborn
                                            Title:     Vice President


                                            THE PRUDENTIAL INSURANCE COMPANY OF
                                              AMERICA

                                            By:   /s/ Ric Abel
                                            Name:   Ric Abel
                                            Title:  Vice President

DAL02:230291

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